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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934 (the "Act")

February 2, 2004

(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25136 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 630 – 4th Avenue S.W.

Calgary, Alberta, Canada T2P 0J9

(Address of principal executive offices)

Telephone Number (403) 777-9250

(Registrant's telephone number, including area code)

Suite101.com, Inc.

(Former name or address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)

Exhibits:

99.1.

Press release dated February 2, 2004.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 2, 2004

GEOGLOBAL RESOURCES INC.

(Registrant)

/s/ Allan J.Kent

Allan J. Kent

Chief Financial Officer

EXHIBIT

Press release dated February 2, 2004

GEOGLOBAL ANNOUNCES NAME AND SYMBOL CHANGE

February 2, 2004

GeoGlobal Resources Inc. ("GeoGlobal") of Calgary, Alberta announced today that effective Monday, February 2, 2004 the OTCBB will effect the name change of the Company from Suite101.com, Inc. to GeoGlobal Resources Inc. and also effect a new trading symbol of from "BOWG" to "GEOG".    The new CUSIP number for GeoGlobal is 37249T 10 9 and the new ISIN number is US37249T1097.  As a result of the OTCBB effecting the name change, the Company will have the EDGAR and SEDAR websites updated on February 2, 2004 as well.  Shareholders are reminded that when searching for regulatory filings or stock information, it may be necessary to search the new name and/or new symbol.

Additional information can viewed in the Company's periodic filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-KSB and quarterly reports on Form 10-QSB at http://www.sec.gov. or respectively in Canada at www.sedar.com.

For further information contact:

Patti J. Price, Corporate Secretary

phone: 403-777-9250

fax: 403-777-9199

email: info@geoglobal.com